Exhibit 99.1

Atlantic Capital and First Security Shareholders Approve Merger

ATLANTA, GA & CHATTANOOGA, TN – On October 21, 2015, shareholders of Atlantic Capital Bancshares, Inc. (“Atlantic Capital”) and First Security Group, Inc. (NASDAQ: FSGI) (“First Security” ) each approved the previously announced merger of First Security with and into Atlantic Capital. The merger has also received the required state and federal regulatory approvals. The merger is expected to close on October 31, 2015, and Atlantic Capital common stock is expected to begin trading on The NASDAQ Stock Market, under the ticker symbol “ACBI,” on November 2, 2015.

About Atlantic Capital Bancshares, Inc.

Atlanta-based Atlantic Capital has $1.3 billion in assets and serves privately held small and mid-size companies, not-for-profits, and developers of industrial, office, multi-family and retail commercial properties. Founded in 2007, the company is headquartered at 3280 Peachtree Road, Atlanta, Georgia.

About First Security Group, Inc.

First Security Group is a bank holding company headquartered in Chattanooga, Tennessee, with $1.1 billion in assets. Founded in 1999, First Security’s community bank subsidiary, FSGBank, has 26 full-service banking offices in east and middle Tennessee and north Georgia. FSGBank provides retail and small business banking services, trust and investment management, mortgage banking, financial planning, and internet banking (www.fsgbank.com).

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance. This act protects a company from unwarranted litigation if actual results are different from management expectations. This press release reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Atlantic Capital and First Security. These forward-looking statements are subject to a number of factors and uncertainties which could cause Atlantic Capital’s, First Security’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material. Forward-looking statements speak only as of the date they are made and neither Atlantic Capital nor First Security assumes any duty to update forward-looking statements. In addition to factors previously disclosed in First Security’s reports filed with the SEC and those identified elsewhere in this press release, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Atlantic Capital and First Security and between Atlantic Capital Bank and FSGBank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Atlantic Capital’s and First Security’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “will,” “projects” or words of similar meaning generally are intended to identify forward-looking statements. These statements are based upon the current beliefs and expectations of Atlantic Capital’s and First Security’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Atlantic Capital and First Security may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) reputational risks and the reaction of the companies’ customers to the transaction; (6) diversion of management time on merger related issues; (7) changes in asset quality and credit risk; (8) the cost and availability of capital; (9) customer acceptance of the combined company’s products and services; (10) customer borrowing, repayment, investment and deposit practices; (11) the introduction, withdrawal, success and timing of business initiatives; (12) the impact, extent, and timing of technological changes; (13) severe catastrophic events in our geographic area; (14) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (15) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (16) the interest rate environment may compress margins and adversely affect net interest income; and (17) competition from other financial services companies in the companies’ markets could adversely affect operations. Additional factors that could cause Atlantic Capital’s s results to differ materially from those described in the forward-looking statements can be found in Atlantic Capital’s reports (such as Annual

Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov). All subsequent written and oral forward-looking statements concerning Atlantic Capital, First Security or the proposed merger or other matters and attributable to Atlantic Capital, First Security or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above. Atlantic Capital does not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Contact:

Atlantic Capital:

Corporate Communications

Email: anita.hill@atlcapbank.com

Phone: 404.995.6050

First Security:

John R. Haddock, EVP & CFO

Email: jhaddock@fsgbank.com

Phone: (423) 308-2075

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